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                                                                   Exhibit 10.40

                          SECURITIES PURCHASE AGREEMENT

                                MEMRY CORPORATION

                                  June 14, 1996
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                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is made as of the 14th day of June, 1996 by and between MEMRY CORPORATION, a Delaware corporation (the "Company"), and Wendy A. Gavaghan (the "Investor").

      THE PARTIES HEREBY AGREE AS FOLLOWS:

      1.    Purchase and Sale of Securities.

            1.1. Sale and Issuance of Securities. Subject to the terms and conditions of this Agreement, on the Closing Date (defined below) the Investor agrees to purchase and the Company agrees to sell and issue to the Investor Five Thousand Eight Hundred and Eighty Three (5,883) shares of the Company's Common Stock for a purchase price of Five Thousand and Fifty Five Hundredths Dollars ($5,000.55), being $0.85 per share (the "Closing"). The shares of the Company's Common Stock purchased pursuant to this Section 1.1 are hereinafter referred to as the "Shares" and the "Securities," and the purchase price paid pursuant to this Section 1.1 is hereinafter referred to as the "Purchase Price."

            1.2   Closing.

            (a) The Closing shall take place at the offices of the Company, Brookfield, Connecticut, no later than June 14, 1996 (the "Closing Date"), or by such other method as agreed upon by the parties.

            (b) Promptly after the Closing, the Company shall deliver to the Investor a certificate representing the appropriate number of shares of Common Stock which the Investor is purchasing against delivery to the Company by such Investor of a check in the amount of the applicable portion of the Purchase Price to be paid at such Closing.

      2. Representations and Warranties of the Investor. Investor hereby represents and warrants to the Company, and acknowledges and intends that the Company rely thereon, as follows:

            (a) Investor is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act of 1933, as amended (the "Act"), and qualifies as such under Rule 501(a)(6) of the Act.

            (b) Investor will not sell, assign, pledge, transfer, or otherwise dispose of, whether directly or indirectly, all or any portion of the Securities purchased hereby to any person or entity without complying with applicable securities laws;
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            (c) Investor is acquiring the Securities for Investor's own account, for investment purposes only and not with a view to any distribution of such Securities;

            (d) Investor acknowledges and agrees that the Company has informed Investor that the Securities are not registered under any securities laws, and therefore that (absent registration under or exemption from applicable securities laws) the Securities are subject to substantial restrictions on transfer and the Securities may not be transferred for an indefinite period of time;

            (e) Investor has investigated the purchase of the Securities to the extent Investor deems necessary or desirable, and the Company has provided Investor with any assistance in connection therewith which Investor has requested. Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of the acquisition of the Securities and of making an informed investment decision with respect thereto and Investor has the ability to bear the economic risk of an investment in the Company and to withstand a complete loss of its investment. Investor is financially able to hold the Securities for an indefinite period of time;

            (f) Investor is not relying on the Company or any of its directors, officers, employees, or agents for guidance with respect to tax and other applicable laws of any jurisdiction, or other economic considerations, and Investor has been furnished by the Company with all information Investor has deemed necessary or appropriate in order to form an informed investment decision concerning the purchase of the Securities. Investor has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of Investor's purchase of the Securities and has been afforded the opportunity to obtain any additional information (to the extent that the Company had such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the Company;

            (g) Investor understands that no United States federal or state agency or any agency of any other government has passed upon or made any recommendation or endorsement of any investment in the Company;

            (h) Investor has not been organized for the purpose of purchasing the Securities;

            (i)   Investor is a resident of Connecticut; and
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            (j) Investor understands that the certificates evidencing the
Securities will bear a legend stating in substance:

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER FOR SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION DOES NOT VIOLATE THE PROVISIONS OF SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

provided, however that the Company agrees to cause such legend to be removed from any certificates representing the Securities after such Securities have been transferred pursuant to an effective registration under the Act or an available exemption under Section 4(1) of the Act, or Rule 144 promulgated thereunder.

      3.    Piggy-back Registration Rights.

            3.1 Right to Piggy-back. If at any time prior to the second anniversary hereof the Company proposes to file a registration statement in order to register any of its equity securities (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) under the Act (other than in connection with a merger, and acquisition or an offering of securities under and employee benefit plan), and the registration form to be used may be used for the registration (a "Piggy-Back Registration") of the Securities, the Company will give prior written notice to all registered holders of the Securities of its intention to effect such a registration and will, subject to Sections 3.2 and 3.3 hereof, include in such registration all Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 3.1 (irrespective of whether a written request for inclusion of any Securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

            3.2    Limitation on Inclusion.

                  (a) If the registration of which the Company gives notice pursuant to Section 3.1 is for an underwritten offering, the
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Company shall not be required to include Securities of any holder in such underwriting unless such holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. Notwithstanding any provision of this
Section 3 to the contrary, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten or determines that any other limitation is advisable, the underwriter may exclude or otherwise limit the number of Securities to be included in the registration and underwriting. The Company shall so advise all holders of Securities (except those holders who have not indicated to the Company their decision to distribute any of the Securities through such underwriting), and the number of Securities that may be included in such registration and underwriting, if any, shall be allocated among such holders of Securities in proportion, as nearly as practicable, to the respective amounts of Securities requested to be registered by such holders or otherwise as the underwriter or the Company shall advise. No Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Securities disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Securities so withdrawn from such underwriting shall also be withdrawn from such registration.

                  (b) The Investor agrees and acknowledges that current or future holders of other securities of the Company may have registration rights that are more favorable than those set forth herein and that such holders may be subject to lesser or no underwriter's marketing limitations.

            3.3 Two Piggy-Back Registrations Only. The Company shall only be obligated to offer the opportunity for two Piggy-Bank Registrations, pursuant to this Section 3, with respect to all Securities.

            3.4 Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings, or qualifications pursuant to Section 3.1, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, transportation expenses, mailing expenses, and the fees and disbursements of one counsel selected by the selling holders of Securities to represent them shall be borne and paid by the Company.
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            3.5   Obligations of Selling Holders.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3.5 with respect to the Securities of any selling holder that such holder shall furnish to the Company in writing such information regarding itself, the Securities held by it, and the intended method of disposition of such Securities as shall be required to effect the registration of such holder's Securities.

                  (b) The holders of Securities included in a registration statement pursuant to Section 3.1 hereof will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

            3.6 Opinion of Counsel as Alternative. The registration rights granted to the holders of Securities under this Section 3 shall be subject to the condition that any registration of Securities proposed to be effected need not be effected if the Company shall deliver to the holders requesting such registration an opinion satisfactory to such holders and their counsel to the effect that the proposed disposition for which registration was requested does not require registration under the Act.

            3.7 Company's Registration Obligations. Whenever the Company is required to register any Securities pursuant to the terms hereof, the Company will use its best efforts to effect the registration for sale of such Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as reasonably possible:

            (a) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering such Securities, and use its best efforts to cause such registration statement to become effective and to remain effective as provided herein;

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until distribution is completed, but in any event for no longer than one hundred eighty (180) days subsequent to the effective date of such registration in the case of a registration statement on Form SB-2 (or any similar form of registration statement) required to set forth substantially
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identical information) and for no longer than one hundred twenty (120) days in the case of a registration statement;

            (c) Furnish to the Investor or, as applicable, holders of Securities such number of copies of a prospectus, including a preliminary prospectus, in conformity with the Act, and such other documents as the Investor or, as applicable, holders of Securities may reasonably request;

            (d) Use its best efforts to register and qualify the Securities covered by such registration statement under such securities or blue sky laws of such jurisdictions as may reasonably be requested by the Investor or, as applicable, the holders of Securities to effect such registration or, as applicable, to enable the holders of Securities to consummate the disposition in such jurisdictions of the Securities owned by such seller, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify generally to do business or to file a general consent to service of process in any such states or jurisdictions;

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering (each holder of Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement);

            (f) Notify the Investor or, as applicable, each holder of Securities covered by such registration statement and each underwriter thereof, if any, of the effectiveness of such registration statement and, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing, and at the request of the Investor or, as applicable, any such holder of Securities or underwriter promptly prepare and furnish to the Investor or, as applicable, such holder of Securities or underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and
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            (g) Furnish, at the request of the Investor, or as applicable, any holder of Securities, on the date that the Investor's or such Holder's Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 3.2 hereof, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to the underwriters in an underwritten public offering, addressed to the Investor or, as applicable, underwriters, if any, and to the holders of Securities and (ii) a letter, dated such date, from the independent public accountants of the Company, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the Investor or, as applicable, the underwriters, if any, and to the holders of Securities; provided, however, that the Company will only bear the cost of obtaining the comfort described in (i) and (ii) above on the first two occasions thereof, and notwithstanding anything to the contrary contained elsewhere herein the Investor will be required to bear the costs of obtaining such comfort on all subsequent occasions.

            3.8 Delay of Registration. No holder of Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

            3.9 Indemnification. In the event any Securities are included in a registration statement under this Section 3:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, any holder of Securities requesting to join in such registration, any underwriter (as defined in the Act) for such holder and each person, if any, who controls such Holder of Securities or underwriter within the meaning of the Act or the Exchange Act, and each officer, director or agent of such holder against any losses, claims, damages, or liabilities (joint or several) to which they, or any of them, may become subject under the Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
(collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the relevant registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a
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material fact required to be stated therein, or necessary to make the statements made therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company in connection with any such registration; and the Company will pay to the Investor or each such holder of Securities, underwriter, controlling person, officer, director or agent, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this Section 3.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such holder of Securities, underwriter, controlling person, officer, director or agent.

                  (b) To the extent permitted by law, the Investor and any holder of Securities will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other holder of Securities selling securities in such registration statement and any controlling person of any such underwriter or other holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor or any holder of Securities, as applicable, expressly for use in connection with such registration; and the Investor or any such holder of Securities, as applicable, will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 3.9(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 3.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor or
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any holder of Securities, as applicable, which consent shall not be unreasonably withheld.

                  (c) Promptly after receipt by an indemnified party under this
Section 3.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.9, but omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.9.

                  (d) The obligations of the Company and holders of Securities under this Section 3.9 shall survive the completion of any offering of Securities in a registration statement under this Section 3, and otherwise.

            3.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the holders of Securities the benefits of Rule 144 promulgated under the Act ("Rule 144") and any other rule or regulation of the Commission that may at any time permit a holder of Securities to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, Form S-2, or such other registration form under the Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission (collectively, the "Forms"), the Company agrees on and after the Closing to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144;
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                  (b) Use its best efforts to enable the holders of Securities to utilize the Forms for the sale of their Securities;

                  (c) File with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                  (d) Furnish to any holder of Securities, if and so long as such holder owns Securities representing one percent (1%) or more of the Company's Common Stock, (i) forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act and the Exchange Act (to the extent that the Company has so complied), or that it qualifies as a registrant whose securities may be resold pursuant to any of the Forms (at any time after it so qualifies), (ii) substantially concurrently with the filing thereof, copies of the annual and quarterly reports of the Company filed with the Commission and such other reports and documents so filed by the Company, (iii) as soon as they shall become available to the Company, any and all audited financial statements of the Company and management letters from the Company's independent auditors and the Company's response thereto, and (iv) such other information as may be reasonably requested in availing any holder of Securities of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

            3.11 Assignment of Registration Rights. The rights to cause the Company to register Securities pursuant to Section 3.1 hereof may be assigned by a holder of Securities to a transferee or assignee of such Securities provided the Company is, prior to or simultaneously with such transfer, furnished with written notice of the name and address of such transferee or assignee and the Securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such Securities by the transferee or assignee is restricted under the Act.

            3.12 Amendment of Registration Rights. Any provision of this Section 3 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.
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      4.    Miscellaneous.

            4.1 Survival of Warranties. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

            4.2 Successors and Assigns. The terms and conditions of this agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            4.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Connecticut as applied to agreements among Connecticut residents entered into and to be performed entirely within Connecticut.

            4.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            4.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this agreement.

            4.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) 48 hours after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, (iii) upon transmission of a confirmed telecopy to such party at a telecopier number furnished by such party for such purpose, or (iv) upon delivery to such address by Federal Express or other courier service.

            4.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in
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                                     - 12 -


connection with this transaction. The Company agrees to indemnify and hold harmless the Investor, and the Investor agrees to indemnify and hold harmless the Company, from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or the Investor, as the case may be, or any of their respective officers, employees or representatives is responsible.

            4.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the outstanding Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Securities purchased under this Agreement at the time outstanding, each future Holder of all such Securities and the Company.

            4.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            4.10  Indemnification.

                  (a) The Company shall, with respect to the representations, warranties, covenants and agreements made by the Company herein, indemnify, defend and hold the Investor harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Company.

                  (b) The Investor shall, with respect to the representations, warranties, covenants and agreements made by the Investor herein, indemnify, defend and hold the Company harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Investor.

            4.11 Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Company, the Investor may proceed to protect and
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                                     - 13 -


enforce its or their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. A party acting pursuant to this Section
4.11 shall be indemnified against all liability, loss or damage, together with all reasonable costs land expenses related thereto (including legal and accounting fees and expenses) in accordance with Section 4.10.

            4.12 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

            4.13 Information to be Provided by Investor. Investor agrees to provide to the Company such information as the Company may reasonably request in order to make accurate and timely required filings and disclosures to its stockholders and to federal, state and self-regulatory agencies.

            4.14 Confidentiality. Any information provided to Investor pursuant to this Agreement shall be used by the Investor solely for, and will only be disclosed to Investor's officers, employees, agents and professional advisors who need to know such information and who will use such information solely for, the purpose of evaluating the Investor's investment in the Company and in furtherance of its interests as an investor in the Company, and the Investor will, and will cause such officers, employees, agents and professional advisors to, maintain the confidentiality of all non-public information of the Company obtained pursuant to this Agreement which is designated by the Company as confidential and which could not otherwise be legally and legitimately obtained by the Investor.
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                                     - 14 -


      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          MEMRY CORPORATION
                                          Address:
                                          57 Commerce Drive
                                          Brookfield, Connecticut  06804

                                          By:/s/ James G. Binch
                                             ----------------------------------
                                             James G. Binch, President

                                          INVESTOR
                                          Address:
                                          312 Popes Island Road

                                          Milford, Connecticut  06460

                                          /s/ Wendy A. Gavaghan
                                          -------------------------------------
                                          Name:  Wendy A. Gavaghan